                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) . . . . . . . . April 9, 1996


                               GIANT GROUP, LTD.
                               -----------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                 1-4323                        23-0622690
- ----------------------------   -------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
of incorporation)                                         Identification Number)



                        150 El Camino Drive, Suite 303
                        Beverly Hills, California 90212
                        -------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code . . . . . . . (310) 273-5678



                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.        OTHER EVENTS.

     On April 9, 1996 GIANT GROUP, LTD. issued the press release attached hereto as Exhibit 99.1 and which is hereby incorporated herein by reference.
   ------------

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

     Exhibit No.    Description of Exhibit           Page
     -----------    ----------------------           ----
        99.1        Press Release dated April 9,
                    1996 issued by GIANT GROUP, LTD.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 9, 1996               GIANT GROUP, LTD., a Delaware corporation


                                   by: /s/  CATHY WOOD
                                       ---------------------------------------
                                            Cathy Wood
                                            Vice President and Chief Financial
                                            Officer